Exhibit 99.1

First Western Financial, Inc. Announces Stock Repurchase Program

DENVER, June 14, 2019 -- First Western Financial, Inc. (NASDAQ: MYFW), a financial services  holding company headquartered in Denver, Colorado (“First Western” or “the Company”), announced today that its Board of Directors has approved a stock repurchase program that authorizes the Company to repurchase up to 300,000 shares of its common stock, which represents approximately 3.8% of the Company’s outstanding shares.  The Board of Governors of the Federal Reserve System advised the Company that it has no objection to the Company’s stock repurchase program.

Scott C. Wylie, CEO of First Western, said, “We believe that the current market price of our common stock does not accurately reflect the value of our franchise or our opportunities to enhance shareholder value in the future.  Accordingly, we believe the repurchase of our shares is an attractive long-term investment for the Company.  Our strong capital position enables us to implement this repurchase program while still maintaining sufficient capital to continue supporting the strong organic growth that we have generated since our initial public offering in 2018.”

Stock repurchases under this program may be made from time to time on the open market, in privately negotiated transactions, or in any other manner that complies with applicable securities laws, at the discretion of the Company. The program will be in effect for a one-year period, with the timing of purchases and the number of shares repurchased under the program dependent upon a variety of factors including price, trading volume, corporate and regulatory requirements and market conditions. The repurchase program may be suspended or discontinued at any time without notice.

About First Western Financial, Inc.

First Western is a financial services  holding company headquartered in Denver, Colorado, with operations in Colorado, Arizona, Wyoming and California.  First Western Financial, Inc. and its subsidiaries provide a fully integrated suite of wealth management services on a private trust bank platform, which includes a comprehensive selection of deposit, loan, trust, wealth planning and investment management products and services.  First Western’s common stock is traded on the NASDAQ Global Select Market under the symbol “MYFW.”

Forward-Looking Statements

Statements in this news release regarding our expectations and beliefs about the repurchase of our common stock, our future financial performance and financial condition are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” “outlook,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” The forward looking statements in this news release are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often difficult to predict and beyond our control. As a result of those risks and uncertainties, our actual events and financial results in the future could differ, possibly materially, from those expressed in or implied by the forward looking statements contained in this news release and could cause us to make changes to our future plans. Those risks and uncertainties include, without limitation, market price of our common stock from time to time, the nature of other investment opportunities, our operating cash flows and general economic conditions. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K  (“Form 10-K”) filed with the U.S. Securities and Exchange Commission (“SEC”) on March 21, 2019, and other documents we file with the SEC from time to time. We urge readers of this news release to review the “Risk Factors” section of our Form 10-K and any updates to those risk factors set forth in our subsequent Quarterly Reports on Form 10-Q, current reports on Form 8-K, and our other filings with the SEC. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this news release, which speak only as of today’s date, or to make predictions based solely on historical financial performance. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Contacts:
Financial Profiles, Inc.
Tony Rossi
310-622-8221

Larry Clark
310-622-8223
MYFW@finprofiles.com
IR@myfw.com